UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2025

FB FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37875	62-1216058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 Broadway, Suit 1300

Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 564-1212

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If  an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Share Purchase Agreement

On November 14, 2025, FB Financial Corporation (the “Company”) entered into a share purchase agreement with the Estate of James W. Ayers (the “Selling Shareholder”) and certain institutional investors (the “Purchasers”) pursuant to which the Selling Shareholder agreed to sell to the Purchasers, and the Purchasers agreed to purchase from the Selling Shareholder, in a registered direct offering, 2,162,052 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), at a purchase price of $51.50 per share (the “Purchase Price”) (such sale, the “Offering”).

The Offering was made pursuant to that certain Registration Statement on Form S-3ASR (File No. 333-291507), filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2025, including the prospectus contained therein and the prospectus supplement dated November 14, 2025, filed with the SEC on November 14, 2025.

Share Repurchase Agreement

Additionally, on November 14, 2025, the Company entered into a share repurchase agreement with the Selling Shareholder pursuant to which the Selling Shareholder agreed to sell to the Company, and the Company agreed to purchase from the Selling Shareholder, 1,717,948 shares of Common Stock at the Purchase Price (the “Repurchase”). The Repurchase is being conducted under the share repurchase authorization previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on September 15, 2025. The Offering is not conditioned upon the Repurchase.

The closings of the Offering and the Repurchase are expected to occur on November 17, 2025, subject to the satisfaction of customary closing conditions. The Company is not selling any of the shares described in the Offering and accordingly will not receive any net proceeds from the Offering. The Company will pay, and reimburse the Selling Shareholder for the payment of, the reasonable fees and disbursements of one counsel selected by the Selling Shareholder that are incurred in connection with the Offering.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of Alston & Bird LLP.

99.1	Form of Share Purchase Agreement by and among FB Financial Corporation, the Estate of James W. Ayers and certain institutional investors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By:	/s/ Michael M. Mettee
Michael M. Mettee
Chief Financial Officer and Chief Operating Officer

Date: November 14, 2025